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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT December 6, 2004
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

         Delaware                                           11-3200514
 ------------------------                                ------------------
 (State of Incorporation)                                (I.R.S. Employer
                                                        Identification No.)



 330 South Service Road, Melville, New York                     11747
 -------------------------------------------              ----------------
            (Address of principal                              Zip Code
               executive offices)


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Verint Systems Inc. grants various awards to its directors, employees and consultants under the 2004 Stock Incentive Compensation Plan (the "Incentive Plan"). Forms of award grants are attached hereto as exhibits and are hereby incorporated by reference.


Item 9.01     Financial Statements and Exhibits.

       (c)    Exhibits.

     The following exhibits are filed as part of this Report:

Exhibit No.  Description
----------   -----------

      10.1 Form of Agreement evidencing a grant of Stock Options under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan.

      10.2 Form of Agreement evidencing an award of Restricted Stock under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VERINT SYSTEMS INC.



                                 By:   /s/Igal Nissim
                                       ----------------------------------
                                       Name:     Igal Nissim
                                       Title:    Chief Financial Officer



Dated:  December 6, 2004

                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

      10.1 Form of Agreement evidencing a grant of Stock Options under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan.

      10.2 Form of Agreement evidencing an award of shares of Restricted Stock under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan.